Exhibit 99.1

Sabre Corporation Announces Expiration and Results of the Previously Announced Exchange Offers for Certain Senior Secured Debt Securities

SOUTHLAKE, Texas, December 22, 2025 /PRNewswire/ — Sabre Corporation (“Sabre”) (Nasdaq: SABR) today announced that the previously announced exchange offers (each, an “Exchange Offer” and together, the “Exchange Offers”) by Sabre GLBL Inc. (“Sabre GLBL”), a wholly-owned subsidiary of Sabre, to exchange (i) any and all of its outstanding 8.625% Senior Secured Notes due 2027 (the “June 2027 Notes”) and 11.250% Senior Secured Notes due 2027 (the “December 2027 Notes” and, together with the June 2027 Notes, the “2027 Notes”) and (ii) up to $379 million of its 10.750% Senior Secured Notes due 2029 (the “2029 Notes” and, together with the 2027 Notes, the “Existing Notes” and, each of them, a “series” of Existing Notes) for Sabre GLBL’s new 10.750% Senior Secured Notes due 2030 (the “New Notes”), upon the terms and subject to the conditions described in the confidential offering circular, dated as of November 20, 2025 (as amended, the “Offering Circular”), expired at 5:00 p.m., New York City time, on December 19, 2025 (the “Expiration Date”).

The following table sets forth the principal amount of each series of the Existing Notes that was validly tendered and not validly withdrawn as of 5:00 p.m., New York City time, on the Expiration Date, according to information provided by D.F. King, the information and exchange agent for the Exchange Offers (the “Exchange Agent”):

CUSIP No./ ISIN	Title of Security	Principal Amount Outstanding (1)	Offering being made	Aggregate Principal Amount Tendered in the Exchange Offer	Principal Amount Accepted or Expected to be Accepted for Exchange (3)	Total Consideration
CUSIP: 78573NAJ1 (144A); U86043AG8 (Reg. S) / ISIN: US78573NAJ19 (144A); USU86043AG86 (Reg. S)	8.625% Senior Secured Notes due 2027	$331,783,000	Any and all	$240,218,000	$240,176,000	$755.00 in cash and $320.00 principal amount of New Notes
CUSIP: 78573NAH5 (144A); U86043AF0 (Reg. S) / ISIN: US78573NAH52 (144A); USU86043AF04 (Reg. S)	11.250% Senior Secured Notes due 2027	$45,814,000	Any and all	$44,264,000	$44,256,000	$755.00 in cash and $320.00 principal amount of New Notes
CUSIP: 78573NAL6 (144A); U86043AJ2 (Reg. S) / ISIN: US78573NAL64 (144A); USU86043AJ26 (Reg. S)	10.750% Senior Secured Notes due 2029	$824,714,000	Up to $379 million(2)	$676,492,000	$378,999,000	$60.00 in cash and $1000.00 principal amount of New Notes
Total		$1,202,311,000		$960,974,000	$663,431,000

(1)	Reflects the aggregate principal amount outstanding prior to commencement of the Exchange Offers.
(2)

The maximum aggregate principal amount of New Notes that Sabre GLBL can issue in the Exchange Offer for the 2029 Notes equals to $379 million, which was met as of December 4, 2025 (the “Early Exchange Date”).

(3)

Reflects (i)(a) $235,944,000 in aggregate principal amount of the June 2027 Notes, (b) $44,006,000 in aggregate principal amount of the December 2027 Notes and (c) $378,999,000 in aggregate principal amount of the 2029 Notes, all of which were accepted for exchange by the Company on the Early Exchange Date in accordance with the Exchange Offers and settled for the Total Consideration applicable to each series on December 8, 2025, and (ii) $4,232,000 in aggregate principal amount of the June 2027 Notes and $250,000 in aggregate principal amount of the December 2027 Notes, all of which were validly tendered (and not validly withdrawn) following the Early Exchange Date but on or prior to the Expiration Date. The Company anticipates that such 2027 Notes tendered following the Early Exchange Date but on or prior to the Expiration Date will be accepted for exchange in accordance with the terms of the Exchange Offers on December 23, 2025 (the “Final Settlement Date”) for the Total Consideration applicable to such series.

The Exchange Offers were made pursuant to the terms and conditions contained in the Offering Circular. The Exchange Offers expired on the Expiration Date and no tenders of Existing Notes submitted after the Expiration Date are valid. Sabre GLBL’s obligation to accept for exchange the Existing Notes validly tendered and not validly withdrawn following the Early Exchange Date but on or prior to the Expiration Date is subject to the satisfaction or waiver of certain conditions as described in the Offering Circular. Any waiver of a condition by Sabre GLBL will not constitute a waiver of any other condition.

BofA Securities served as Sole Dealer Manager for the Exchange Offers. Perella Weinberg Partners served as Capital Markets Advisor to Sabre.

Information Relating to the Exchange Offers

This press release is for informational purposes only and is neither an offer to buy nor a solicitation of an offer to sell any of the New Notes or any other securities.

The New Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Circular.

About Sabre

Sabre Corporation is a leading technology company that takes on the biggest opportunities and solves the most complex challenges in travel. Sabre harnesses speed, scale and insights to build tomorrow’s technology today – empowering airlines, hoteliers, agencies and other partners to retail, distribute and fulfill travel worldwide. Headquartered in Southlake, Texas, USA, with employees across the world, Sabre serves customers in more than 160 countries globally.

Forward-Looking Statements

Statements made in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Any statements that are not historical or current facts are forward-looking statements, including those related to the timing and completion of the Exchange Offers. In many cases, you can identify forward-looking statements by terms such as “expect,” “guidance,” “outlook,” “trend,” “pro forma,” “on course,” “on track,” “target,” “potential,” “benefit,” “goal,” “believe,” “plan,” “confident,” “anticipate,” “indicate,” “trend,” “position,” “optimistic,” “will,” “forecast,” “continue,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, our ability to realize the anticipated benefits of the Exchange Offers, the related financing and other transactions and the risk that any of the Exchange Offers may not be consummated in the manner described herein or at all. More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 20, 2025, our Quarterly Report on Form 10-Q filed with the SEC on November 5, 2025, and in our other filings with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

SABR-F

Contacts:

Media	Investors
Cassidy Smith-Broyles	Roushan Zenooz
Cassidy.Smith-Broyles@sabre.com	sabre.investorrelations@sabre.com
sabrenews@sabre.com

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